SCHEDULE A

to the

INVESTMENT ADVISORY AGREEMENT

Dated October 22, 2025 between

ROUNDHILL ETF TRUST

and

Roundhill Financial Inc.

Fund	Fee
Roundhill Bitcoin Covered Call Strategy ETF	0.95% of the Fund’s average daily net assets
Roundhill S&P 500 0DTE Covered Call Strategy ETF	0.95% of the Fund’s average daily net assets
Roundhill Innovation-100 0DTE Covered Call Strategy ETF	0.95% of the Fund’s average daily net assets
Roundhill Daily 2X Long Magnificent Seven ETF	0.95% of the Fund’s average daily net assets
Roundhill GLP-1 & Weight Loss ETF	0.59% of the Fund’s average daily net assets
Roundhill S&P 500 Target 10 Managed Distribution ETF	0.49% of the Fund’s average daily net assets
Roundhill S&P 500 Target 20 Managed Distribution ETF	0.49% of the Fund’s average daily net assets
Roundhill Ether Covered Call Strategy ETF	0.95% of the Fund’s average daily net assets
Roundhill Russell 2000 0DTE Covered Call Strategy ETF	0.95% of the Fund’s average daily net assets
Roundhill China Dragons ETF	0.59% of the Fund’s average daily net assets
Roundhill Daily 2X Long China Dragons ETF	0.99% of the Fund’s average daily net assets
Roundhill Weekly T-Bill ETF	0.19% of the Fund’s average daily net assets
Roundhill Uranium ETF	0.75% of the Fund’s average daily net assets
Roundhill AAPL WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill AMD WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill AMZN WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets

Fund	Fee
Roundhill COIN WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill GOOGL WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill META WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill MSFT WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill PLTR WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill NVDA WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill TSLA WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill Magnificent Seven Covered Call ETF	0.99% of the Fund’s average daily net assets
Roundhill ABNB WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill ARM WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill ASML WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill AVGO WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill BABA WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill BRKB WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill COST WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill CRWD WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill DKNG WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill HOOD WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill JPM WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill LMT WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets

Fund	Fee
Roundhill MSTR WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill NFLX WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill RDDT WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill SHOP WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill SPOT WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill TSM WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill UBER WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill XOM WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill Humanoid Robotics ETF	0.75% of the Fund’s average daily net assets
Roundhill S&P 500 No Dividend Target ETF	0.19% of the Fund’s average daily net assets
Roundhill Humanoid Robotics ETF	0.75% of the Fund’s average daily net assets
Roundhill WeeklyPay™ Universe ETF	0.29% of the Fund’s average daily net assets
Roundhill Meme Stock ETF	0.69% of the Fund’s average daily net assets
Roundhill Inverse Dow 30 WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill Inverse Russell 2000 WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill Inverse Innovation-100 WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets
Roundhill Inverse S&P 500® WeeklyPay™ ETF	0.99% of the Fund’s average daily net assets